Exhibit 99.1
1 Eversense® CGM System THE WORLD’S FIRST AND ONLY LONG-TERM CONTINUOUS GLUCOSE MONITORING SYSTEM Corporate Overview May 2025

2 Forward-looking Statements Any statements in this presentation about future expectations, plans and prospects for Senseonics and its business, including statements regarding managements plans, objectives and goals for future operations, expectations for future financial or other performance, statements about the commercial launch and growth of Eversense® 365 and Eversense RPM programs, statements regarding planned initiatives, investments or marketing or other programs of Senseonics or its commercial partner, Ascensia Diabetes Care, statements regarding progress and timing of collaboration and rate of adoption or growth with respect to Eversense and any health system, or its patients and providers, or the potential to enhance patient outcomes or reduce healthcare costs or other benefits, statements regarding increasing patient access, adoption and market share, and the future growth of the CGM market, statements regarding advancing development programs and potential regulatory events, approvals and availability and the attributes of future products, features and integrations, and other statements containing the words “believe,” “expect,” “intend,” “may,” “projects,” “will,” “planned” and similar expressions constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and projections about future events, and such statements are, by their nature subject to risk and uncertainties. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties inherent in the new product launch and ongoing commercialization of the Eversense product and the expansion of the Eversense product and a new RPM solution, uncertainties inherent in the reliance on the commercialization efforts and investment of Ascensia and its commercial initiatives, uncertainties inherent in reliance on and finalizing integration and commercial terms with partners or other third parties, uncertainties in user decisions and responses to new technology or initiatives, uncertainties in insurer, regulatory and administrative processes and decisions, uncertainties inherent in the development and registration of new technology, uncertainties relating to the current economic environment, uncertainties in the development of the overall CGM market, and such other factors as are set forth in the risk factors detailed in Senseonics’ Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, each as filed with the SEC, and Senseonics’ other filings with the SEC under the heading “Risk Factors.” In addition, the forward-looking statements included in this presentation represent Senseonics’ views as of the date hereof. Senseonics anticipates that subsequent events and developments will cause Senseonics’ views to change. However, while Senseonics may elect to update these forward-looking statements at some point in the future, Senseonics specifically disclaims any obligation to do so except as required by law. This presentation also presents management’s goals and vision for Senseonics development programs, including without limitation the Gemini and Freedom development programs. These products are not approved by the FDA and are not subject to an IDE or other investigational approval. Plans, timing, specifications and other details of these programs are subject to change based on the factors above. The forward-looking statements in this presentation should not be relied upon as representing Senseonics’ views as of any date subsequent to the date hereof. About Eversense The Eversense® Continuous Glucose Monitoring (CGM) Systems are indicated for continually measuring glucose levels for up to 365 days for Eversense® 365 and 180 days for Eversense® E3 in persons with diabetes age 18 and older. The systems are indicated for use to replace fingerstick blood glucose (BG) measurements for diabetes treatment decisions. Fingerstick BG measurements are still required for calibration primarily one time per week after day 14 for Eversense® 365 and one time per day after day 21 for Eversense® E3, and when symptoms do not match CGM information or when taking medications of the tetracycline class. The sensor insertion and removal procedures are performed by a health care provider. The Eversense CGM Systems are prescription devices; patients should talk to their health care provider to learn more. For important safety information, see https://www.eversensediabetes.com/safety-info/.

3 To transform lives in the global diabetes community with differentiated, long-term implantable glucose management technology. OUR MISSION

4 Senseonics is targeting the large and growing Type 1 and Type 2 diabetes patient populations with the first-and-only, long-term, convenient and accurate continuous glucose monitoring systems Senseonics has the first and only fully-implantable continuous glucose monitor (CGM) that lasts for one year The Eversense® 365 CGM System was recently cleared by the FDA, with commercial launch now underway Addresses the top complaints with other CGMs including comfort, convenience and accuracy CGMs are the fastest growing diabetes tech segment and U.S. total addressable market is more than $20 billion Market remains significantly underpenetrated with ~1/4 eligible U.S. T1 and T2 diabetes patients utilizing CGMs Partnerships enable near-term market ramp-up Exclusive worldwide distribution agreement with Ascensia Diabetes Care leverages global commercial reach and experience Recently announced commercial development agreement with Sequel Med Tech to integrate twist AID with Eversense 365 CGM Focused on expanding software integrations (SweetSpot and Rimidi) that enable broad health system sales Third- and fourth-generation devices being developed in parallel Gemini System is designed to utilize a fully implantable self-powering system (IDE filing planned by year end 2025) Freedom System is designed with no transmitter and to enable direct communication between sensor and smart phone Competitive moat built through robust IP portfolio 105 issued US patents, 204 issued OUS patents, 199 pending patents

5 Timothy Goodnow, PhD President & Chief Executive Officer Mukul Jain, PhD Chief Operating Officer Francine Kaufman, M.D. Chief Medical Officer Rick Sullivan Chief Financial Officer Management

6 $5.5 $7.1 $8.1 $9.8 $11.6 $13.8 0 2 4 6 8 10 12 14 2020 2021 2022 2023 2024 2025E Revenue in Billions ($) High Growth Market CGM Fastest Growing Diabetes Technology Segment Globally* Estimated U.S. CGM Penetration, ~80% US Type 1 & ~35% US IT 20% CAGR *Estimates for top 4 CGM companies (Dexcom, Abbott, Medtronic and Senseonics), based upon available publicly stated guidance, historic performance, and external CGM market models & Company reports, company and analyst estimates. **Estimated total U.S. market opportunity based on total number of U.S. people with diabetes diagnoses for which CGM is covered $20B+ Annual US Total Addressable Market Opportunity** Actual Global CGM Market Size

Eversense CGM System Addresses Unmet Needs As

THE FIRST AND ONLY

- CGM that lasts for 12 months vs. 10-15 days
- Fully implantable 3rd generation sensor
- CGM achieves 8.8% MARD*
- Transmitter that is removable
- System with on-body vibe alerts for hypo and hyper warnings
- System with fresh, gentle-on skin adhesive patch
- Device that does not require self-insertions
- Sensor that has approved MRI conditional labeling



Glucose Within Target Levels
109
mg/dL
TODAY

Therapeutic indication for 18 yo and older.

*In the ENHANCE study, Mean Absolute Relative Difference (MARD) of 8.8% was observed in the Eversense® 365 Sensor, and MARD of 9.1% was observed in primary Sensor.

See "About Eversense" slide 2 for label and safety information.

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8 Strong and Expanding Reimbursement Access For Over 300 Million Lives In April 2025, CMS updated the 2025 physician fee schedule, providing reimbursement for a full year of usage with Eversense 365 retroactive to January 1, 2025 for all eligible Medicare beneficiaries Broad Commercial and Medicare coverage for both Product and Procedure

9 Eversense US Patient Profiles1 Capturing New Users and Switching Other CGM Users Target patient profiles 1 Senseonics Analysis ² Ascensia internal data Dissatisfied with Current CGM New to CGM Type 1 and Type 2 Top preferred features of existing users Accuracy Sensor Life Implantable Convenience Type 1 31% Type 2 69% New Users by Diabetes Type 18% New CGM User 82% Switched to Eversense 49% Dexcom 47% Libre 3% Medtronic Over 3/4 of our US patients switched from other CGM solutions²

10 • Broad Partnership Features Global Commercialization and Financing Arrangements with Leader in BGM • ASCENSIA is the Exclusive Worldwide Distribution Partner for Eversense® 365 and next generation product • Senseonics to Focus Streamlined Operations on Manufacturing, Research and Development of Next Generations of Eversense® Systems • Revenue sharing arrangement - Ascensia’s share of revenue increases with volume and contract duration Leverage ADC commercial strength with current and new products Eversense® 365 CGM Focus Areas: • Build brand awareness and adoption • Protect and grow installed base WW Estimated Commercial Investment: ~$60M in 2024* *Current estimated investment and headcount from 2024 based on plans with ADC. Subject to risks and uncertainties • A leader in BGM with 80 YEARS of innovative diabetes care products • Approximately $700M in sales in over 125 countries and covering 10 million people • Approximately 1700 employees working in 31 countries 10 Commercial Collaboration with ASCENSIA

Ascensia Diabetes Care – Senseonics' Commercial Partner



Brian Hansen

President of CGM for Ascensia Diabetes Care and former Chief Commercial Officer of Tandem Diabetes

Four pillars commercial strategy

Direct-to-Consumer	Healthcare Professionals	Integrations & Collaborations	Existing Users
Comprehensive Direct to Consumer Marketing Campaign to Build Awareness > 50 inside sales reps calling on DTC leads	~ 50 U.S. dedicated sales reps calling on physicians Shared BGM/CGM sales force outside the U.S.	Integration with insulin pumps for AID Partnerships with technology platforms like SweetSpot and Rimidi support large hospital integrations	Maintain focus on retaining / renewing existing users

Building a network of doctors and nurse practitioners to insert the sensor including the expansion of the Eon Care Inserter Network

Senseonics 11

A Better Solution for Optimal Patient Care

PATIENTS

Empowering Patients to Live a Life Uninterrupted


1YR

Longest Lasting CGM
The only CGM that lasts for a year, while traditional 10–15-day CGMs often fail early*



No More Wasted CGMs Removable smart transmitter can be taken off when needed. If the transmitter gets knocked off, simply put it back on without wasting a CGM


LOW

Alerts You Can trust
Exceptional accuracy for one year, with almost no false alerts from sleeping on your CGM at night*



Maximum Comfort
Our gentle, silicone-based adhesives are changed daily and cause almost no skin reactions

PROVIDERS

Enabling Confident Clinical Decisions


December

One CGM. One Year of Minimal Disruptions
The longest lasting and most dependable CGM



Exceptional Accuracy Over One Year
The most accurate CGM in the hypoglycemic range and essentially no compression lows*



Designed for Improved Quality of Life
No more frequent CGM changes and wasted sensors



Reduced calibration comparable to competitive product switches but better since no sensor reset

Senseonics

*Sources on file at Senseonics

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13 Eversense 365 Commercial Launch

14 Commercial Growth Driven by Eversense 365 Launch Patient installed base increased 56% in 2024, beating target growth of 50% 77% of patients switched from Dexcom, Libre, and Medtronic 81% Increase in U.S. Eversense providers YoY DEMAND CONVERSION 1/3 69% of new patients are Type 2 users 72% Eversense 180 Eversense 365 +2X Average Monthly Leads Increase in Direct-to-Consumer Leads YoY 39% Note: Data on file at Senseonics

Hospital System Opportunity Overview

$413B
Total Cost of Diabetes in the US

Market Potential

- Over 1,800 Accountable Care Organizations
- 400 health systems
- ~500,000 hyperglycemic and hypoglycemic events annually resulting in hospitalization cost over $25K per event

Strategic Goals

- Enhance quality of care – HEDIS diabetes score improvement
- Reduce avoidable hospital admissions and emergency visits and overall cost of care
- Efficient management of chronic conditions like diabetes using SweetSpot and Rimidi software platforms
- Patient Satisfaction

Multiple Potential Revenue Streams

Short-term

- Eversense® CGM Product
- Eversense® RPM Services
- EON Care Insertion Services

Long-term Expansion Opportunities

- Outcomes-based Reimbursement for CGM+RPM solutions
- Extended RPM Services

Senseonics
Source: American Diabetes Association, Senseonics estimates
Note: Opportunities to be evaluated. Subject to risks and uncertainties.
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16 New Strategic Partnership with Sequel Diabetes First Automatic Insulin Delivery Pump Partnership Executed • Commercial development agreement announced in April 2025 • Partnership to enable real-time readings from Eversense® to be received by the twiist pump • Readings used in the Loop algorithm to automatically adjust insulin delivery and predict future glucose levels • Expected launch in 2H 2025 Eversense 365 will provide the longevity, continuity, and accuracy essential for AID systems Note: outcome and timing of integration subject to risks and uncertainties

16 New Strategic Partnership with Sequel Diabetes First Automatic Insulin Delivery Pump Partnership Executed • Commercial development agreement announced in April 2025 • Partnership to enable real-time readings from Eversense® to be received by the twiist pump • Readings used in the Loop algorithm to automatically adjust insulin delivery and predict future glucose levels • Expected launch in 2H 2025 Eversense 365 will provide the longevity, continuity, and accuracy essential for AID systems Note: outcome and timing of integration subject to risks and uncertainties

18 PRODUCT VISION Uniquely differentiated long-term technology solution with multiple product configurations with AID and Smart Pen integration SENSOR All Diabetes Patient Segments For Type 1 and Type 2 Patients On Demand and Continuous Monitoring NO sensor change for 1 year NO daily calibration required NO transmitter on body Product development timelines, regulatory clearance and specifications 18 subject to risks and uncertainties.

19 Gemini System Autonomous Sensor Testing with Data Processing Capacity Enabling 2 Products from 1 Platform Use Case Target Technology Enhanced 365 sensor with integrated battery; updated algorithm Intensively managed patients who want better control + All insulin-using patients + Non-insulin patients Full year use with 1 sensor and 1 cal/week Two unique products: CGM with transmitter Standalone therapeutic FGM without transmitter Program in development. Product attributes, specifications, and development timelines subject to risks and uncertainties.

20 Enhanced 365 sensor with integrated battery and Bluetooth communication; updated algorithm Intensively managed patients who want better control + All insulin-using patients + Non-insulin patients Use Case Target Technology Full year use with 1 sensor and 1 cal/week No transmitter included in the System Direct communication between sensor and handheld Freedom System Elimination Of Transmitter By Incorporating Bluetooth In The Sensor Program in development. Product attributes, specifications, and development timelines subject to risks and uncertainties.

21 2024 2025 2026 2027 2028 Eversense® 365 World’s first one-year sensor Gemini One-year sensor with battery for continuous and optional point-in-time reading Freedom No transmitter included in the System. Direct communication between sensor and handheld Portfolio Overview & Potential Catalysts Programs in development. Product attributes, specifications, and development timelines subject to risks and uncertainties. BGM Connectivity Direct communication with Bluetooth enabled blood glucose meters Further Pump Integration Sensor augments pump, planning additional pump partnerships Pump AID CGM controls pump Planned Connectivity Updates Incorporate battery power and circuitry Submit IDE Commercial Launch Complete feasibility trial Submit IDE Approval with iCGM designation CE Approval Expected Commercial Launch EU Launch Expected

22 Thank You Corporate Overview May 2025